UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 11, 2020

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, Ultra Resources, Inc. (“Ultra Resources”) and UP Energy Corporation (“UP Energy”), each subsidiaries of Ultra Petroleum Corp., entered into a Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of May 19, 2020, by and among Ultra Resources, as Borrower, UP Energy, as Parent Guarantor, the lenders party thereto (together with such other financial institutions from time to time party thereto, the “DIP Lenders”) and Wilmington Trust, National Association, as administrative and collateral agent (the “Administrative and Collateral Agent”), and the First Amendment to Senior Secured Superpriority Debtor-in-Possession Credit Agreement on June 16, 2020 (as amended, the “DIP Credit Agreement”). On August 11, 2020 Ultra Resources entered into the Second Amendment to the DIP Credit Agreement (the “Second Amendment”) to, among other things, modify the Company’s ability to enter into hedges such that the Company may hedge up to 33% of forecast natural gas production for the immediately succeeding twelve-month period, plus up to 25% of forecast natural gas production for the immediate succeeding six-month period thereafter.

Capitalized terms used in this Current Report on Form 8-K but not specifically defined herein have the meanings specified for such terms in the Second Amendment. The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of August 11, 2020, by and among Ultra Resources, Inc., the lenders party thereto, Wilmington Trust, National Association, as Administrative and Collateral Agent, and the other parties party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 12, 2020

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary